UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2016
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
White Mountains Insurance Group, Ltd. (the “Company”) held its 2016 Annual General Meeting of Members (the “2016 Annual Meeting”) on May 26, 2016 in Hamilton, Bermuda.

As of April 4, 2016, the record date for the 2016 Annual Meeting, a total of 5,415,862 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%. The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.

Proposal 1 - Election of Class I Directors to a term ending in 2019.

Nominee:	Votes FOR	Abstained	Broker Non-votes
Morgan W. Davis	3,587,430	23,795	440,226
Lowndes A. Smith	3,573,552	37,673	440,226
Gary C. Tolman	3,604,458	6,767	440,226

Proposal 2 - Election of Directors of HG Re, Ltd.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Kevin Pearson	3,581,301	160	29,764	440,226
Jennifer Pitts	3,582,318	160	28,747	440,226
Christine Repasy	3,582,098	160	28,967	440,226
John Sinkus	3,581,063	160	30,002	440,226

Proposal 3 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Lysa Brown	3,582,000	160	29,065	440,226
Kevin Pearson	3,581,666	160	29,399	440,226
Jennifer Pitts	3,582,257	160	28,808	440,226
Christine Repasy	3,581,725	160	29,340	440,226

Proposal 4 - Election of Directors for any new non-United States operating subsidiary of WTM.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Raymond Barrette	3,582,157	160	28,908	440,226
David Foy	3,581,810	160	29,255	440,226
Kevin Pearson	3,581,153	160	29,912	440,226
Jennifer Pitts	3,581,918	160	29,147	440,226

Proposal 5 - Election of Directors of Split Rock Insurance, Ltd.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Christopher Garrod	3,581,111	160	29,954	440,226
Sarah Kolar	3,581,469	160	29,596	440,226
Kevin Pearson	3,581,409	160	29,656	440,226
John Treacy	3,581,202	160	29,863	440,226

Proposal 6 - Election of Directors of Grand Marais Capital Limited.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Sarah Kolar	3,581,589	160	29,476	440,226
Jonah Pfeffer	3,580,934	160	30,131	440,226
Davinia Smith	3,581,392	160	29,673	440,226

Proposal 7 - Election of Directors for any new non-United States operating subsidiary of OneBeacon.

Nominee:	Votes FOR	Votes Against	Abstained	Broker Non-votes
Sarah Kolar	3,581,434	160	29,631	440,226
Paul McDonough	3,581,640	160	29,425	440,226
Kevin Pearson	3,581,309	160	29,756	440,226
John Treacy	3,581,118	160	29,947	440,226

Proposal 8 - Approval of the resolution on majority voting in uncontested director elections.

Votes FOR	Votes Against	Abstained	Broker Non-votes
3,603,763	5,495	1,967	440,226

Proposal 9 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes Against	Abstained	Broker Non-votes
3,187,159	419,362	4,704	440,226

Proposal 10 - Approval of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm for 2016.

Votes FOR	Votes Against	Abstained
4,032,624	17,211	1,616

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 31, 2016	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer